Acquisition of SPT - Summarized Consolidated Pro forma Financial Information (Detail) - Ship to Ship Transfer Business [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition [Line Items]
Revenues	$ 549,893	$ 304,523
Net income	$ 174,275	$ 53,269
Earnings per common share:
Basic (in dollars per share)	$ 1.30	$ 0.58
Diluted (in dollars per share)	$ 1.30	$ 0.57